Exhibit 10.17(n)
AMENDMENT No. 14 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 14 to Purchase Agreement DCT-025/2003, dated as of December 03, 2012 (“Amendment 14”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 14 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 14 and the Purchase Agreement, this Amendment 14 shall control.

WHEREAS, Buyer and Embraer have agreed to accelerate the delivery schedule of certain Aircraft.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. DELIVERY
1.1 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:
“

Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery
#	Month**	#	Month**	#	Month**	#	Month**
1	[***]/05	23	[***]/06	45	[***]/10	67	[***]/15
2	[***]/05	24	[***]/07	46	[***]/10	68	[***]/15
3	[***]/05	25	[***]/07	47	[***]/10	69	[***]/15
4	[***]/05	26	[***]/07	48	[***]/10	70	[***]/15
5	[***]/05	27	[***]/07	49	[***]/11	71	[***]/15
6	[***]/05	28	[***]/07	50	[***]/11	72	[***]/15
7	[***]/05	29	[***]/07	51	[***]/11	73	[***]/16
8	[***]/05	30	[***]/07	52	[***]/11	74	[***]/16
9	[***]/06	31	[***]/08	53	[***]/11	75	[***]/16
10	[***]/06	32	[***]/08	54	[***]/12	76	[***]/16
11	[***]/06	33	[***]/08	55	[***]/12	77	[***]/16
12	[***]/06	34	[***]/08	56	[***]/12	78	[***]/16
13	[***]/06	35	[***]/08	57	[***]/12	79	[***]/16
14	[***]/06	36	[***]/08	58	[***]/13	80	[***]/16
15	[***]/06	37	[***]/09	59	[***]/13	81	[***]/17

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT No. 14 TO PURCHASE AGREEMENT DCT-025/2003

16	[***]/06	38	[***]/09	60	[***]/13	82 (***)	[***]/17
17	[***]/06	39	[***]/09	61	[***]/13	83 (***)	[***]/17
18	[***]/06	40[***]	[***]/09	62	[***]/13	84 (***)	[***]/17
19	[***]/06	41[***]	[***]/09	63	[***]/13	85 (***)	[***]/17
20	[***]/06	42	[***]/09	64	[***]/13	86 (***)	[***]/18
21	[***]/06	43	[***]/09	65	[***]/14	87 (***)	[***]/18
22	[***]/06	44[***]	[***]/09	66	[***]/15	88 (***)	[***]/18

[***]

(**) Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.

(***) Postponed Aircraft ”

All other terms and conditions of the Purchase Agreement (including Amendment No. 13 of the Purchase Agreement), which are not specifically amended by this Amendment 14, shall remain in full force and effect without any change.
[SIGNATURE PAGE FOLLOWS]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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AMENDMENT No. 14 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 14 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.                     JetBlue Airways Corporation

By    : /s/ Flávio Rímoli                By    : /s/ Mark D. Powers
Name    : Flávio Rímoli                    Name    : Mark D. Powers
Title    : Executive Vice President,            Title    : Chief Financial Officer
Corporate Services

By    : /s/ José Luís D’Avila Molina
Name    : José Luís D’Avila Molina
Title    : Vice President, Contracts
Commercial Aviation

Date:     December 20, 2012                Date:     December 3, 2012
Place:     São José dos Campos, SP, Brazil        Place:     Long Island City, NY

Witness: /s/ Fabiola Neri Tocci Moreira        Witness: /s/ Ursula Hurley
Name: Fabiola Neri Tocci Moreira            Name    : Ursula Hurley

Amendment No. 14 to Purchase Agreement DCT-025/2003    Page 3 of 3
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